Annual Meeting APRIL 24, 2018 Franklin Financial Services Corporation F&M Trust

Call to Order G. WARREN ELLIOTT Franklin Financial Services Corporation F&M Trust 2

Invocation GREGORY A. DUFFEY Franklin Financial Services Corporation F&M Trust 3

Minutes of Last Meeting G. WARREN ELLIOTT Franklin Financial Services Corporation F&M Trust 4

Forward Looking Statements In order for you to better understand the business of the Company – where we all have been and where we want to go – our remarks today (those of the Company officers who will speak or respond to questions) will include forward looking statements related to anticipated financial performance, future operating results, business prospects, new products, and similar matters. These statements represent our best judgment, based upon present circumstances and the information now available to us, of what we think may occur in the future – and, of course, it is possible that actual results may differ materially from those we envision today. For a more complete discussion on the subject of forward looking statements, including a list of some of the risk factors that might adversely affect future operating results, we refer you to the section entitled “Forward Looking Statements” which appears in our annual report on Form 10 - K as filed with the Securities and Exchange Commission. Franklin Financial Services Corporation F&M Trust 5

Introductions G. WARREN ELLIOTT Franklin Financial Services Corporation F&M Trust 6

Board of Directors G. Warren Elliott Chairman Timothy (Tim) G. Henry President & CEO Martin R. Brown Gregory A. Duffey Franklin Financial Services Corporation F&M Trust 7

Board of Directors Daniel J. Fisher Donald A. Fry Allan E. Jennings, Jr. Richard E. Jordan III Franklin Financial Services Corporation F&M Trust 8

Board of Directors Stanley J. Kerlin Patricia D. Lacy Donald H. Mowery Martha B. Walker Franklin Financial Services Corporation F&M Trust 9

• Dean Dusinberre • David Cruz • Steve Morehart • Bob Kafafian Stevens & Lee Assistant Vice President, Computershare – Judge of Elections BDO USA, LLP President & CEO, The Kafafian Group, Inc. Franklin Financial Services Corporation F&M Trust 10

Chairman’s Remarks G. WARREN ELLIOTT Franklin Financial Services Corporation F&M Trust 11

REFLECTIONS ON FAMILY, FRIENDS, FOOD, FISHING, AND FORESTS

When was the last time you laughed by a campfire with good friends? How long ago did you sit quietly by a lake waiting for the "big one" to bite? Have you lately taken a moment to remember the heart-pounding thrill you had watching – and hoping – for a buck to cross your path?

Nothing touches body, mind, and soul like nature – the great outdoors – and when you combine it with the author's "five essential ingredients" to a great life, it creates true stories full of adventure and excitement, contentment and contemplation. Wisdom and wit flavor each story that is topped off with mouth-watering recipes straight from the hunting lodge and fishing camp-proven delicious by "many a hunter and fisherman."

G. Warren Elliott is a former local elected official, adjunct college professor and salesman. He has served as President of the Pennsylvania Fish and Boat Commission, a member of the Chesapeake Bay Commission, and on the council of the Mid-Atlantic Fishery Management Council where he chaired the Ocean Planning and Ecosystem Committee.

He is a fisherman, outdoor philosopher, and down-home cook chef. He and his wife of over 30 years, Donna live in Hamilton Township, Pennsylvania. They have two sons, Logan and Brennan.

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Books that make a difference

G. WARREN ELLIOTT

MAKING YOUR LIFE IN THE OUTDOORS


Memories


MEANING

FINDING MEANING IN THE CROSSHAIRS, AND MEMORIES AT THE END OF YOUR LINE

The History of F&M Trust

Chapter One Establishing the Base by Bob Zullinger

Chapter Two Managing During Turmoil by Bill Snell

Chapter Three Strategic Growth by Tim Henry

Help Support Advice Guidance

Shared Leadership Continued Evaluation Planning Take Action Strategic Growth

Messages Details I message Stay tuned

Election of Directors G. WARREN ELLIOTT Franklin Financial Services Corporation F&M Trust 20

Daniel J. Fisher Retired, D.L. Martin Company Donald A. Fry President, Cumberland Valley and Towne Cleaners, ANDOCO, Inc. Richard E. Jordan, III President & CEO, Smith Land & Improvement Corporation Donald H. Mowery Managing Partner, RSM Associates, LP Franklin Financial Services Corporation F&M Trust 21

Say - On - Pay Vote G. WARREN ELLIOTT Franklin Financial Services Corporation F&M Trust 22

Selection of Auditors G. WARREN ELLIOTT Franklin Financial Services Corporation F&M Trust 23

Polls Are Open Franklin Financial Services Corporation F&M Trust 24

Financial Overview MARK R. HOLLAR, CFO Franklin Financial Services Corporation F&M Trust 25

Balance Sheet Highlights Dollars in Thousands ($000’s) 2013 2014 2015 2016 2017 Total Assets $984,587 $1,001,488 $1,035,295 $1,127,443 $1,179,813 Investments $159,674 $171,751 $159,473 $143,875 $127,336 Net Loans $713,711 $717,420 $771,930 $882,798 $931,908 Deposits $845,724 $881,181 $918,512 $982,120 $1,047,181 Shareholders’ Equity $95,388 $103,521 $111,376 $116,443 $115,144 Franklin Financial Services Corporation F&M Trust 26

Financial Highlights Dollars in Thousands ($000’s) 2013 2014 2015 2016 2017 2017 Adjusted* Net Interest Income $31,664 $31,614 $32,244 $34,734 $37,394 $37,394 Provision $2,920 $764 $1,285 $3,775 $670 $670 Noninterest Income $10,033 $11,131 $12,652 $11,605 $12,189 $12,189 Noninterest Expense $31,250 $31,573 $31,136 $33,175 $43,172 $33,172 Income before Taxes $7,527 $10,408 $12,475 $9,389 $5,741 $15,741 Income Tax $1,295 $2,006 $2,271 $1,302 $3,565 $3,374 Net Income $6,232 $8,402 $10,204 $8,087 $2,176 $12,367  27 *See GAAP versus Non - GAAP reconciliation Franklin Financial Services Corporation F&M Trust 27

Performance Measures 2013 2014 2015 2016 2017 2017 Adjusted* Return on Avg. Assets 0.61% 0.83% 1.00% 0.74% 0.19% 1.09% Return on Avg. Equity 6.75% 8.44% 9.52% 7.04% 1.80% 10.22% Efficiency Ratio 72.11% 71.01% 67.39% 68.26% 82.59% 63.46% Net Interest Margin 3.47% 3.56% 3.59% 3.62% 3.72% NC  28 *See GAAP versus Non - GAAP reconciliation Franklin Financial Services Corporation F&M Trust 28

Safety & Soundness 2013 2014 2015 2016 2017 Risk - based capital ratio (Total) 14.24% 15.49% 16.03% 15.67% 15.31% Leverage ratio (Tier 1) 9.14% 9.69% 10.38% 10.11% 9.73% Nonperforming assets/total assets 3.04% 1.63% 1.18% 0.92% 0.45% Allowance for Loan Loss as a % of loans 1.34% 1.25% 1.29% 1.24% 1.25% Net (recoveries) loans charged - off / average loans 0.49% 0.19% 0.04% 0.33% – 0.01% Franklin Financial Services Corporation F&M Trust 29

First Quarter 2018 Earnings 30 $3,502 $3,020 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Thousands 2018 2017 15.9% Franklin Financial Services Corporation F&M Trust 30

GAAP/Non - GAAP GAAP versus Non - GAAP Reconciliation Twelve Months Ended 12/31/2017 Net Income Net Income (GAAP) $2,176 Plus: Legal Reserve, Net of Tax $7,900 Plus: DTA Remeasurement $2,291 Net Income (Non - GAAP) $12,367 Return on Average Assets (Non - GAAP) Net Income (Non - GAAP) $12,367 Average Assets $1,139,703 Return on Average Assets (Non - GAAP) 1.09% Return on Average Equity (Non - GAAP) Net Income (Non - GAAP) $12,367 Average Shareholders’ Equity $120,993 Return on Average Equity (Non - GAAP) 10.22%  GAAP versus Non - GAAP Reconciliation Twelve Months Ended 12/31/2017 Efficiency Ratio Noninterest Expense (Non - GAAP) $43,172 Less: Legal Reserve ($10,000) Noninterest Expense (Non - GAAP) $33,172 Net Interest Income $37,394 Plus Tax Equivalent Adjustment to Net Interest Income $2,690 Plus Noninterest Income, Net of Securities Gains / Losses & OTI $12,186 Total Revenue $52,270 Efficiency Ratio 63.46% Franklin Financial Services Corporation F&M Trust 31

President & CEO’s Remarks TIMOTHY (TIM) G. HENRY Franklin Financial Services Corporation F&M Trust 32

Click to play button Franklin Financial Services Corporation F&M Trust 33

Mission Statement Delivering the right financial solutions … from the people you know and trust. Franklin Financial Services Corporation F&M Trust 34

Mission Statement Delivering the right financial solutions … from the people you know and trust. Vision Statement We are committed to remaining independent by growing our bank to meet the increasing needs of our customers, communities and shareholders. We will be the financial services leader in the markets we serve . Franklin Financial Services Corporation F&M Trust 35

Mission Statement Delivering the right financial solutions … from the people you know and trust. Vision Statement We are committed to remaining independent by growing our bank to meet the increasing needs of our customers, communities and shareholders. We will be the financial services leader in the markets we serve. Core Values We, the employees, officers and directors, are committed to the core values of integrity, teamwork, excellence, accountability, and a concern for our customers and the communities we serve . Franklin Financial Services Corporation F&M Trust 36

Polls Are Closed Franklin Financial Services Corporation F&M Trust 37

The Kafafian Group helping banks perform better Franklin Financial Services Corporation Performance Measurement Strategic Management Profit & Process Improvement Board & Management Advisory Services Financial Advisory April 24, 2018 Effect of the Trump Bump on Banking Franklin Financial Services Corporation

Effect of the Trump Bump on Banking . Economic Environment . Interest Rate Environment . Regulatory Environment . Political Environment . Competitive Environment . Risk Management . Technology/Cyber Security . Capital Requirements . Shareholder Expectations Financial Industry Overview Headwinds  The Kafafian Group helping banks perform better Franklin Financial Services Corporation 39

Effect of the Trump Bump on Banking Historical Recessionary Periods Real GDP Historical Trends Source: fred.stlouisfed.org, updated on April 10, 2018 Shaded areas indicate U.S recessions Source: U.S Bureau of Economic Analysis fred.stlouisfed.org FRED Real Gross Domestic Product Percent Change from Preceding Period -15 -10 -5 – 5 1- 15 2- 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 The Kafafian Group helping banks perform better Franklin Financial Services Corporation 40

Effect of the Trump Bump on Banking Historical Recessionary Periods Source: fred.stlouisfed.org, updated on April 10, 2018 Effective Federal Funds Rate Federal Funds Target* 6 Moves Since 12/16/15 Dec. 16, 2015: 0.50% Dec. 14, 2016: 0.75% Mar. 15, 2017: 1.00% Jun. 14, 2017: 1.25% Dec. 13, 2017: 1.50% Mar. 21, 2018: 1.75% 0.0 2.5 5.0 7.5 10.1 12.5 15.0 17.5 20.0 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2010 2015 *Represents upper end of target range, for example the target range set at the Mar 21, 2018 FOMC meeting was 1.50% to 1.75%. The Kafafian Group helping banks perform better Franklin Financial Services Corporation 41

Source : S&P Global Market Intelligence and FDIC Effect of the Trump Bump on Banking Trends in Number of Institutions Institutions, New Charters, & Mergers Institutions, New Charters, & Mergers Commercial Banks Savings Banks Total Number of Institutions Count New Charters Mergers Count New Charters Mergers Count New Charters Mergers 1990 12,343 163 389 2,815 28 64 15,158 191 453 1991 11,921 105 443 2,561 9 72 14,482 114 515 1992 11,463 72 425 2,390 8 84 13,853 80 509 1993 10,959 58 501 2,262 9 111 13,221 67 612 1994 10,452 50 548 2,152 18 109 12,604 68 657 1995 9,941 102 606 2,030 9 116 11,971 111 722 1996 9,528 145 552 1,926 12 108 11,454 157 660 1997 9,143 187 598 1,780 12 127 10,923 199 725 1998 8,774 188 557 1,690 33 114 10,464 221 671 1999 8,580 230 416 1,642 40 80 10,222 270 496 2000 8,315 190 452 1,589 33 81 9,904 223 533 2001 8,080 126 354 1,534 20 63 9,614 146 417 2002 7,887 91 276 1,467 4 56 9,354 95 332 2003 7,767 110 224 1,414 8 49 9,181 118 273 2004 7,628 122 261 1,348 6 58 8,976 128 319 2005 7,523 166 269 1,310 13 41 8,833 179 310 2006 7,397 178 305 1,283 16 37 8,680 194 342 2007 7,279 164 282 1,255 17 39 8,534 181 321 2008 7,076 89 261 1,229 9 32 8,305 98 293 2009 6,829 25 152 1,183 6 27 8,012 31 179 2010 6,519 9 184 1,139 2 13 7,658 11 197 2011 6,275 3 165 1,082 0 31 7,357 3 196 2012 6,072 0 172 1,011 0 36 7,083 0 208 2013 5,847 1 203 965 1 29 6,812 2 232 2014 5,607 0 238 902 0 35 6,509 0 273 2015 5,338 1 264 844 0 40 6,182 1 304 2016 5,112 0 221 801 0 30 5,913 0 251 2017 4,918 5 196 752 0 34 5,670 5 230 As of April 12, 2018 there has been 51 announced or completed deals (excluding minority interest and private equity involved deals) during 2018 The Kafafian Group helping banks perform better Franklin Financial Services Corporation 42

Effect of the Trump Bump on Banking Pennsylvania Deposit Market Share Source: S&P Global Market Intelligence per bank level filings Percent of Deposits Market Parent in Market Share Deposits Rank Institution Type($000)(%)(%) 1 Wachovia Corporation (NC)Bank HC 27,016,428 15.89 20.19 2 Mellon Financial Corporation (PA)Bank HC 23, 502,857 13.82 79.04 3 PNC Financial Services Group, Inc. (PA)Bank HC 23,295,081 13.70 53.82 4 National City Corp. (OH)Bank HC 10,165,220 5.98 18.73 5 Allied Irish Banks, Plc Bank HC 5,036,767 2.96 41.25 6 Keystone Financial, Inc. (PA)Bank HC 4,539,307 2.67 87.17 7 Fulton Financial Corporation (PA)Bank HC 3,267,254 1.92 76.20 8 Santander Holdings USA, Inc. (MA)Thrift HC 2,830,082 1.66 30.78 9 First Commonwealth Financial Corporation (PA)Bank HC 2,289,756 1.35 100.00 10 Northwest Bancorp, MHC (PA)Bank HC 2,008,004 1.18 97.36 11 Summit Bancorp (NJ)Bank HC 1,970,017 1.16 8.90 12 Commonwealth Bancorp, Inc. (PA)Thrift HC 1,559,992 0.92 100.00 13 Dollar Bank, Federal Savings Bank (PA) Thrift 1,504,128 0.88 60.79 14 Susquehanna Bancshares, Inc. (PA)Bank HC 1,492,211 0.88 51.12 15 First Western Bancorp, Inc. (PA)Bank HC 1,444,597 0.85 94.53 16 Promistar Financial Corporation (PA)Bank HC 1,359,165 0.80 100.00 17 S&T Bancorp, Inc. (PA)Bank HC 1,314,625 0.77 100.00 18 Beneficial Bank (PA)Savings Bank 1,288,809 0.76 99.51 19 AmeriServ Financial, Inc. (PA)Bank HC 1,178,4060.69 100.00 20 National Penn Bancshares, Inc. (PA)Bank HC 1,130,8530.67 100.00 69 Franklin Financial Services Corporation (PA)Bank HC 293,9270.17 100.00 Total For Institutions In Market 303 170,047,006 At June 30, 1998 Number of branches is not available before 2002. Average Percent of Deposits Deposits Market Parent Branching Market per Branch Share Deposits Rank Institution Type Count ($000) ($000) (%) (%) 1 PNC Financial Services Group, Inc. (PA) Bank HC 404 43,141,561 106,786 16.40 52.60 2 Wachovia Corporation (NC)Bank HC 30730,903,077 100,661 11.75 7.37 3 Royal Bank of Scotland Group Plc Bank HC 404 23,621,696 58,470 8.98 24.80 4 Santander Holdings USA, Inc. (MA)Thrift HC 189 14,064,283 74,414 5.35 29.44 5 National City Corp. (OH)Bank HC 217 13,635,241 62,835 5.18 13.95 6 Bank of New York Mellon Corporation (NY)Bank HC 15 8,994,754 599,650 3.42 16.35 7 Toronto-Dominion Bank Bank HC 111 8,751,970 78,847 3.33 11.95 8 Bank of America Corporation (NC)Bank HC 117 7,610,143 65,044 2.89 1.08 9 M&T Bank Corporation (NY)Bank HC 222 7,188,941 32,383 2.73 19.72 10 National Penn Bancshares, Inc. (PA)Bank HC 134 5,902,096 44,045 2.24 96.75 11 F.N.B. Corporation (PA)Bank HC 215 5,637,557 26,221 2.14 95.77 12 Susquehanna Bancshares, Inc. (PA)Bank HC 159 5,592,499 35,173 2.13 62.15 13 Fulton Financial Corporation (PA)Bank HC 137 5,423,612 39,588 2.06 53.86 14 Northwest Bancshares, Inc. (PA)Thrift HC 142 4,611,37732,4741.7583.87 15 First Commonwealth Financial Corporation (PA)Bank HC 113 4,327,56738,2971.64100.00 16 S&T Bancorp, Inc. (PA)Bank HC 56 3,115,18555,6281.18100.00 17 Harleysville National Corporation (PA)Bank HC 55 2,869,72152,1771.09100.00 18 Dollar Bank, Federal Savings Bank (PA)Thrift 30 2,797,97993,2661.0665.90 19 Huntington Bancshares Incorporated (OH)Bank HC 63 2,558,872 40,617 0.97 6.89 20 Firstrust Savings Bank (PA)Thrift HC 24 1,909,508 79,563 0.73 98.01 43 Franklin Financial Services Corporation (PA)Bank HC 26 604,832 23,263 0.23 100.00 Total For Institutions In Market 261 4,834 263,089,455 54,425 At June 30, 2008 The Kafafian Group helping banks perform better Franklin Financial Services Corporation 43

Source: S&P Global Market Intelligence per bank level filings Effect of the Trump Bump on Banking Pennsylvania Deposit Market Share (continued) Average Percent of Deposits Deposits Market Parent Branch in Market per Branch Share Deposits Rank Institution Type Count($000)($000)(%)(%) 1 PNC Financial Services Group, Inc. (PA)Bank HC 408 87,872,808 215,375 22.78 34.10 2 Wells Fargo & Company (CA)Bank HC 268 37,114,467 138,487 9.62 2.96 3 Bank of New York Mellon Corporation (NY)Bank HC 10 31,985,643 3,198,564 8.29 22.04 4 Citizens Financial Group, Inc. (RI)Bank HC 352 29,422,096 83,586 7.63 24.91 5 TD Group US Holdings LLC (DE)Bank HC 93 14,728,127 158,367 3.82 6.49 6 F.N.B. Corporation (PA)Bank HC 260 14,119,010 54,304 3.66 66.51 7 BB&T Corporation (NC)Bank HC 260 13,652,662 52,510 3.54 8.37 8 Bank of America Corporation (NC)Bank HC 64 12,725,525 198,836 3.30 1.00 9 Santander Holdings USA, Inc. (MA)Bank HC 149 12,697,316 85,217 3.29 20.57 10 M&T Bank Corporation (NY)Bank HC 189 11,359,174 60,101 2.95 11.61 11 Fulton Financial Corporation (PA)Bank HC 126 9,313,082 73,913 2.41 60.11 12 KeyCorp (OH)Bank HC 119 6,673,705 56,082 1.73 6.34 13 S&T Bancorp, Inc. (PA)Bank HC 58 5,360,027 92,414 1.39 99.41 14 Customers Bancorp, Inc. (PA)Bank HC 13 5,302,808 407,908 1.37 70.34 15 Northwest Bancshares, Inc. (PA)Thrift HC 116 5,042,813 43,473 1.31 62.09 16 Dollar Bank, Federal Savings Bank (PA)Thrift 40 4,320,669 108,017 1.12 68.02 17 First Commonwealth Financial Corporation (PA)Bank HC 105 4,319,081 41,134 1.12 77.89 18 Huntington Bancshares Incorporated (OH)Bank HC 53 3,623,833 68,374 0.94 4.65 19 Univest Corporation of Pennsylvania (PA)Bank HC 48 3,315,985 69,083 0.86 98.92 20 Bryn Mawr Bank Corporation (PA)Bank HC 45 3,224,953 71,666 0.84 96.90 38 Franklin Financial Services Corporation (PA)Bank HC 24 1,007,673 41,986 0.26 100.00 Total For Institutions In Market 178 4,217 385,689,262 91,461 At June 30, 2017 The Kafafian Group helping banks perform better Franklin Financial Services Corporation 44

Effect of the Trump Bump on Banking . Branch decline over past several years is predominantly driven by acquisitions and subsequent branch footprint consolidations of large financial institutions. . Future branch consolidations may result from changing demographic trends and technology utilization. Source: FDIC Changes in U.S. Branches by Year Trends in Number of Institutions and Branches 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Branches 82,109 83,314 84,312 85,492 86,069 86,577 87,785 89,785 92,043 94,752 97,274 99,163 99,550 98,519 98,193 97,340 96,339 94,725 93,272 91,838 89,857 Total Institutions 11,189 10,738 10,346 10,119 9,757 9,474 9,256 9,066 8,856 8,767 8,605 8,441 8,185 7,821 7,523 7,255 6,950 6,669 6,358 6,068 5,797 4,000 5,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 110,000 Number of FDIC Insured Institutions Number of Branches 9% Increase in Number of Branches Number of institutions declined 48% The Kafafian Group helping banks perform better Franklin Financial Services Corporation 45

Effect of the Trump Bump on Banking Source: FDIC Changes in Branches by Year: PENNSYLVANIA Trends in Number of Institutions and Branches 6% Decrease in Number of Branches Number of institutions declined 43% 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Branches 4,474 4,490 4,509 4,530 4,535 4,588 4,606 4,608 4,643 4,700 4,758 4,822 4,789 4,719 4,710 4,647 4,584 4,477 4,393 4,299 4,221 Total Institutions 342 332 323 332 324 315 302 288 283 285 284 276 261 257 248 241 235 231 222 208 196 100 150 200 250 300 350 400 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Number of FDIC Insured Institutions Number of Branches 6% Decrease in Number of Branches Number of institutions declined 43% The Kafafian Group helping banks perform better Franklin Financial Services Corporation 46

Effect of the Trump Bump on Banking Bank Stocks Outperforming Total Return Source: TKG analysis and S&P Global Market Intelligence data (as of April 10, 2018) -10 0 10 20 30 40 50 60 70 80 90 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 Total Return (%) FRAF SNL U.S. Bank SNL U.S. Bank $1B-$5B S&P 500 Last Year’s Presentation Election Day The Kafafian Group helping banks perform better Franklin Financial Services Corporation 47

Effect of the Trump Bump on Banking Bank Stocks Outperforming Total Return Comparison Pre vs Post Election Source: TKG analysis and S&P Global Market Intelligence data Total return 6 - months prior to election (5/9/2016 through 11/8/2016) Total return election day 11/8/16 to 4/6/17 Total return 4/6/17 to 4/10/18 S&P 500 5.09% 11.25% 14.94% SNL $1 - $5 Billion 12.91% 26.97% 13.97% SNL U.S. Bank 11.63% 23.74% 17.97% FRAF 8.00% 23.06% 22.81% The Kafafian Group helping banks perform better Franklin Financial Services Corporation 48

Effect of the Trump Bump on Banking Shareholders Return – Valuation Range for the Banking Industry Selected Valuation Metrics (SEC registrants, median values) Source: TKG analysis of S&P Global Market Intelligence data Sector (sorted by industry and asset size) Aggregate Market Capitalization ($ Millions) Price / LTM Earnings (X) Price / Book Price / Tangible Book Price / LTM Earnings (X) Price / Book Price / Tangible Book Price / LTM Earnings (X) Price / Book Price / Tangible Book Commercial Banks $2,019,3451 SNL U.S. Bank < $250M1,77714.683.9%83.9%15.692.7%95.1%18.8101.1%101.1% 2 SNL U.S. Bank $250M-$500M6,06812.895.8%96.7%14.2109.7%112.9%17.2116.1%122.7% 3 SNL U.S. Bank $500 M-$1B13,44813.5102.2%107.5%15.7120.8%128.8%17.6132.8%141.5% 4 SNL U.S. Bank $1B-$5B70,52315.3123.8%141.3%17.8153.6%172.0%20.1152.3%173.0% 5 SNL U.S. Bank $5B-$10B70,02417.8146.1%197.7%20.9183.8%234.8%21.1158.2%224.8% 6 SNL U.S. Bank > $10B 1,857,50615.9120.7%161.8%19.6149.0%207.7%18.9142.7%208.9% 7 Sector median 14.6107.2%112.6%17.4125.5%137.4%19.2135.1%152.8% 8 Valid count (across all asset sizes)6776316706616147116765486315989 Franklin Financial Services Corporation 11.490.0%97.5%16.1112.3%121.7%12.8*136.5%148.1% Savings Banks $44,65710 SNL U.S. Thrift < $250M71620.786.2%86.2%22.193.2%93.0%25.798.5%97.6% 11 SNL U.S. Thrift $250M-$500M1,34715.9102.8%104.9%20.2104.3%110.4%35.5108.2%117.6% 12 SNL U.S. Thrift $500M-$1B2,55516.7106.7%110.2%18.7130.7%133.7%28.9129.9%137.7% 13 SNL U.S. Thrift $1B-$5B9,07419.3121.2%122.4%21.4136.4%144.0%22.2137.9%141.7% 14 SNL U.S. Thrift $5B-$10B14,74016.7127.1%156.6%22.0149.2%208.4%18.2137.4%189.8% 15 SNL U.S. Thrift > $10B16,22420.7119.0%158.0%18.3129.6%167.9%31.6137.2%154.0% 16 Sector median 17.6103.0%104.1%21.3112.2%116.5%24.6118.8%125.3% 17 Valid count 12310513213110714213895119114*Normalized for FRAF to exclude the one-time legal expense and the DTA remeasurement expense. Market and valuation metrics data as of March 15, 2017 and April 10, 2018; financial data for valuation metrics as of or for the latest twelve months ended December 31, 2016 and December 31, 2017, respectively. Valid count is the number of companies where data for the data field for the company does not equal "NA" or "NM" (excludes target company in an announced acquisition or merger) Valuation Metrics - 09/30/2016 Valuation Metrics - 4/10/2018 Valuation Metrics - 3/15/2017 The Kafafian Group helping banks perform better Franklin Financial Services Corporation 49

Effect of the Trump Bump on Banking Valuation Comparison to Peers Valuation Metrics and Range of Imputed Values for FRAF (pricing data as of April 11, 2018) Market Valuation (median values) Proxy Peer Pennsylvania Relational Peer Competitors of Interest Peer Proxy Peer Pennsylvania Relational Peer Competitors of Interest Peer 1  Market Value ($M)$207.5$149.7$201.9$157.6-$49.9$7.8-$44.42 Price / Book (%)144.4%137.2%134.6%136.5%-7.91%-0.68%1.97% 3 Price / Tangible Book (%)160.9%153.9%153.2%148.1%-12.72%-5.78%-5.06% 4 Price / LTM EPS (X)*19.219.221.012.8-6.4-6.5-8.25 Current Dividend Yield (%)2.82%2.69%2.26%2.66%-0.16%-0.03%0.39% 6 One Year Price Change 10.2%7.8%8.9%18.9%8.78%11.16%10.03% 7 Number of Guideline Companies 122915*Normalized for FRAF to exclude the one-time legal expense and the DTA remeasurement expense (Negative variance for FRAF shown as red number) Franklin Financial Services Corporation Relative Performance to Peers Peer Group Composition Source: TKG analysis of S&P Global Market Intelligence, data as of April 11, 2018 $26.44 $24.37 $38.19 $39.20 $54.43 $36.28 $37.51 $54.65 $35.58 $37.33 $59.54 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 12/31/17 Book 12/31/17 TBV Book Value TBV EPS Book Value TBV EPS Book Value TBV EPS Value (Per Share Amount) Proxy Peer Pennsylvania Relational Peer Competitors of Interest Peer FRAF Stock Price $36.10 50 The Kafafian Group helping banks perform better Franklin Financial Services Corporation 50

Effect of the Trump Bump on Banking Promises to the People What Happens when Trump Speaks…Tweets…Etc., Source: Twitter, FoxNews.com, cnn.com . Nov. 10, 2016: Trump transition team vows to “dismantle” Dodd - Frank . Jan. 30, 2017 @ real Donald Trump : "Dodd - Frank is a disaster. We’re going to be doing a big number on Dodd - Frank.“ . Feb. 3, 2017: “We expect cutting a lot out of Dodd - Frank” – Executive order issued . Mar. 9, 2017: Trump meets with community banks, regulatory burden a key topic . “You probably noticed I signed an executive order on regulation on February 3rd, and that's a big executive order and a very powerful executive order…it's taking a lot of the regulation away. You'll be able to loan, you'll be able to be safe, but you'll be able to provide the jobs that we want and also create great businesses” – President Donald J. Trump  . Apr. 4, 2017: “They’re [bankers] petrified. They can't move. The regulators are running the banks. So we're going to do a very major haircut on Dodd - Frank.” – President Donald J. Trump . Apr. 5, 2017: Gary Cohn (White House Economic Advisor) makes remarks favoring separating traditional banking activities with those of investment banks. The Kafafian Group helping banks perform better Franklin Financial Services Corporation 51

Effect of the Trump Bump on Banking Promises to the People (continued) What Happens when Trump Speaks…Tweets…Etc., Source: Twitter, whitehouse.gov, The New York Times . May 2017: Gary Cohn makes remarks alluding to a two - tier regulatory system for small banks and large banks . November 25, 2017 @ realDonaldTrump : "The Consumer Financial Protection Bureau, or CFPB, has been a total disaster as run by the previous Administrations pick. Financial Institutions have been devastated and unable to properly serve the public. We will bring it back to life!” . December 22, 2017: Trump signs new tax law . Anticipated large tax benefits to banks . Some community banks have indicated employees will see sizeable raises or bonuses in 2018 . March 2018: Trump pushes for tariffs on Chinese goods, China pushes back with tariffs of their own . March 6, 2018: Senate passes “S.2155 - Economic Growth, Regulatory Relief, and Consumer Protection Act,” this bill is informally known as the bank deregulation bill. It will still need to pass through the House of Representatives. . April 5, 2018: Trump comments on reform of Dodd - Frank – “it [passage of reform] should be done fairly quickly. We’re actually — you won’t believe this — we’re actually getting bipartisan support.” . April 11, 2018: House Speaker Paul Ryan comments that “we will be repealing and replacing Dodd - Frank.” The Kafafian Group helping banks perform better Franklin Financial Services Corporation 52

Effect of the Trump Bump on Banking Bills and Resolutions Key Recently Introduced Bills and Regulations Source: govtrack.us H.R. 5076: Small Bank Exam Cycle Improvement Act of 2018 (introduced Feb. 20, 2018) . The “18 - month rule” extending the examination period from 12 to 18 months may be applied to institutions with assets up to $3 billion – this act has parallel language included in S.2155 (see next page) H.R. 2364: Investing in Main Street Act of 2017 (passed House July 24, 2017) . Increases the amount of capital and surplus that a financial institution and federal savings association can invest in a Small Business Investment Company (SBIC) from 5 percent to 15 percent H.R. 1426: Federal Savings Association Charter Flexibility Act of 2017 (passed House Jan 24, 2018) . Amends the Home Owners' Loan Act to permit a federal savings association to elect to operate, subject to supervision by the Office of the Comptroller of the Currency, with the same rights and duties as a national bank H.R. 1116: TAILOR Act of 2017 (passed House March 14, 2018) . Moves federal financial regulatory agencies that regulate financial institutions away from a static or one - size - fits - all approach when implementing regulations. Specifically, the bill requires regulators to take risk profiles and business models of institutions into account when taking regulatory actions . The Kafafian Group helping banks perform better Franklin Financial Services Corporation 53

Effect of the Trump Bump on Banking Bills and Resolutions (continued) Key Recently Introduced Bills and Regulations Source: govtrack.us H.R. 4725: Community Bank Reporting Relief Act (passed House March 6, 2018) . Requires the federal banking agencies to issue regulations that allow for reduced quarterly reporting requirements for banks with less than $5 billion in consolidated assets and that meet such other criteria as the agencies deem appropriate S. 2155: Economic Growth, Regulatory Relief, and Consumer Protection Act (passed Senate March 14, 2018) . Permits banks with between $50 - $250 billion in assets to run with less regulatory oversight from the Financial Stability Oversight Council (FSOC). . Exempts banks with less than $10 billion in assets from some rules entirely, most notably the Volcker Rule . Requires the Federal Reserve to take size of banks into account when crafting regulations, rather than “one size fits all” regulations as critics contend the Fed has been doing for the past decade. . Improvements in consumer access to mortgage credit, including exemptions from appraisals located in rural areas and escrow requirements eased . Incorporates language from Small Bank Exam Cycle Improvement Act of 2018 The Kafafian Group helping banks perform better Franklin Financial Services Corporation 54

Effect of the Trump Bump on Banking Approval and Performance Source: Gallup, Inc. & S&P Global Intelligence data as of 4/10/2018 % Approve * Disapprove 3/12/2017 5/7/2017 7/2/2017 8/27/2017 10/22/2017 12/17/2017 2/11/2018 4/8/2018 30% 40% 50% 60% 70%Gallup Poll Approval Ratings vs. Total Returns SNL Bank: 0.00% S&P 500: - 0.10% SNL Bank: +19.92% S&P 500: +19.98% Early in the President’s term higher approval ratings seemed to correlate with better stock performance. This is no longer the case, as demonstrated in 2018 with the President’s approval increasing to 41% while the S&P 500 returned - 0.10% Tax Reform signed The Kafafian Group helping banks perform better Franklin Financial Services Corporation 55

Effect of the Trump Bump on Banking Looking forward Forward Looking Indicators Index What it Means October 2016 Presented April 2017 Current % Change from Oct. 2016 University of Michigan Consumer Sentiment Index Growth in this index is an indicator of increased consumer spending, the largest component of GDP 87.2 96.3 (February 2017) 101.4 (March 2018) 16.3% OECD: Composite Leading Indicator Provides early signals of turning points in business cycles showing fluctuation of the economic activity around its long term potential level. Reflects economic activity relative to trend six to nine months ahead 99.2 99.6 (January 2017) 100.1 (February 2018) 0.9% Philadelphia Fed 6 - month Leading Index (expected growth in Coincident Index) The leading index for each state predicts the six - month growth rate of the state’s coincident index. The index is set to trend longer term GDP growth rates. For example, projected annualized GDP growth would be approx. 3.2% 1.3% 1.2% (December 2016) 1.6% (January 2018) 23.1%  Source: OECD , University of Michigan, Federal Reserve Bank of Philadelphia The Kafafian Group helping banks perform better Franklin Financial Services Corporation 56

Effect of the Trump Bump on Banking Looking forward Forward Looking Indicators: The Conference Board Leading Economic Index The Conference Board Leading Economic Index (“LEI”) is widely considered one of the best indicators of recession. As the graph below indicates, the LEI has indicated a recession before their official start dates. The Conference Board Leading Economic Index (LEI) for the United States The Conference Board Coincident Economic Index (CEI) for the United States Index (2016=100) 70 75 80 85 90 95 100 105 110 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 Feb ’18 LEI CEI Source: The Conference Board, while the data file is not readily available due to 2018 revisions to methodology, The Conference Board does provide the historical and revised graph The Kafafian Group helping banks perform better Franklin Financial Services Corporation 57

Effect of the Trump Bump on Banking Current Performance Review Yahoo Finance Trumponomics Report Card (released April 9, 2018)  About this report card Yahoo Finance is tracking the performance of the economy under President Donald Trump, compared with six prior presidents going back to Jimmy Carter. We’ve chosen six key economic indicators that directly affect the well-being of ordinary Americans, with data provided by Moody’s Analytics. Know more about our methodology, and click the article below to read the latest update. View Raw Data. B Overall Grade Last Updated: Apr 9, 2018 Compared to previous presidents… Outperform Comparable Underperform Total Employment Manufacturing Employment Average Hourly Earnings Exports S&P 500 Real GDP per Capita Source: Yahoo Finance The Kafafian Group helping banks perform better Franklin Financial Services Corporation 58

Effect of the Trump Bump on Banking 1 - Year in Office: Performance Review Historical Market Performance by President Source: Analysis of S&P Global Market Intelligence Data and marketwatch.com Donald J. Trump Barack Obama George W. Bush William Clinton George H.W. Bush President Term Inauguration* Approximate 1-Year in Office DJIA % change Franklin D. Roosevelt 1st March 3, 1933 March 5, 193495.06% Donald J. Trump 1st January 23, 2017 January 22, 201832.40% Barack Obama 1st January 20, 2009 January 22, 201027.98% Franklin D. Roosevelt 4th January 2, 1945 January 4, 194625.11% Theodore Roosevelt 1st March 3, 1905 March 5, 190622.37% William Clinton 1st January 19, 1993 January 21, 199420.22% Calvin Coolidge 1st March 3, 1925 March 5, 192620.08% Ronald Reagan 2nd January 21, 1985 January 21, 198620.06% Barack Obama 2nd January 22, 2013 January 21, 201419.71% George H.W. Bush 1st January 19, 1989 January 22, 199016.14% Warren G. Harding 1st March 3, 1921 March 6, 192214.71% William Clinton 2nd January 20, 1997 January 22, 199812.96% William Taft 1st March 3, 1909 March 4, 191012.41% William McKinley 1st March 4, 1897 March 4, 189811.66% John F. Kennedy 1st January 19, 1961 January 22, 196211.00% Harry S. Truman 1st January 19, 1949 January 23, 195010.66% Lyndon B. Johnson 1st January 19, 1965 January 21, 196610.25% George W. Bush 2nd January 19, 2005 January 23, 20061.41% Dwight D. Eisenhower 1st January 19, 1953 January 21, 19540.87% Woodrow Wilson 1st March 3, 1913 March 5, 19140.52% William McKinley 2nd March 4, 1901 March 3, 1902-3.37% Dwight D. Eisenhower 2nd January 21, 1957 January 21, 1958-6.15% George W. Bush 1st January 22, 2001 January 22, 2002-8.17% Herbert Hoover 1st March 4, 1929 March 6, 1930-12.54% Ronald Reagan 1st January 19, 1981 January 21, 1982-12.64% Richard Nixon 1st January 20, 1969 January 22, 1970-15.59% Franklin D. Roosevelt 3rd January 20, 1941 January 22, 1942-15.71% Woodrow Wilson 2nd March 5, 1917 March 5, 1918-16.35% Richard Nixon 2nd January 19, 1973 January 21, 1974-16.72% Jimmy Carter 1st January 19, 1977 January 23, 1978-20.44% Franklin D. Roosevelt 2nd January 19, 1937 January 21, 1938-28.98% *Inauguration set to nearest following day where market data available President Term Inauguration* Approximate 1-Year in Office S&P 500 % change Franklin D. Roosevelt 1st March 3, 1933 March 5, 193472.39% Barack Obama 1st January 20, 2009 January 22, 201035.59% Franklin D. Roosevelt 4th January 2, 1945 January 4, 194633.58% Donald J. Trump 1st January 23, 2017 January 22, 201825.06% William Clinton 2nd January 20, 1997 January 22, 199823.99% Barack Obama 2nd January 22, 2013 January 21, 201423.53% Ronald Reagan 2nd January 21, 1985 January 21, 198617.44% George H.W. Bush 1st January 19, 1989 January 22, 199015.15% John F. Kennedy 1st January 19, 1961 January 22, 196215.12% Harry S. Truman 1st January 19, 1949 January 23, 195010.16% William Clinton 1st January 19, 1993 January 21, 19949.10% Lyndon B. Johnson 1st January 19, 1965 January 21, 19667.90% George W. Bush 2nd January 19, 2005 January 23, 20066.68% Dwight D. Eisenhower 1st January 19, 1953 January 21, 1954-0.85% Herbert Hoover 1st March 3, 1929 March 5, 1930-5.86% Dwight D. Eisenhower 2nd January 21, 1957 January 21, 1958-6.98% Richard Nixon 1st January 20, 1969 January 22, 1970-11.46% Ronald Reagan 1st January 19, 1981 January 21, 1982-13.86% Jimmy Carter 1st January 19, 1977 January 23, 1978-14.07% Franklin D. Roosevelt 3rd January 20, 1941 January 22, 1942-15.36% George W. Bush 1st January 22, 2001 January 22, 2002-16.65% Richard Nixon 2nd January 19, 1973 January 21, 1974-19.68% Franklin D. Roosevelt 2nd January 19, 1937 January 21, 1938-35.70% *Inauguration set to nearest following day where market data available The Kafafian Group helping banks perform better Franklin Financial Services Corporation 59

Effect of the Trump Bump on Banking Conclusions The initial implications of a Trump Presidency have been positive for the overall U.S. economy, and banking industry, and potentially for community banks. . However, the Jury is still out on Trump’s ultimate long - term success or failure. . The Country remains deeply divided, and our collective leaders willingness to work together unfortunately seems more and more unlikely. The seeds of this division were sewn long before Trump announced his candidacy. . Markets don’t care about Red States or Blue States, they continue to focus on the Green State, or the implications of economic conditions and outlook, and on the future profitability and performance of Businesses and Companies. . Continue to hold on for the ride, because it is anybody’s guess as to where our country is going, or will end - up. . Remember that in the final analysis, strong financial performance will allow Companies to ride out these storms. The Kafafian Group helping banks perform better Franklin Financial Services Corporation 60

Performance Measurement Strategic Management Profit & Process Improvement Board & Management Advisory Services Financial Advisory Robert E. Kafafian President & C.E.O. Office - (973) 299 - 0300 Ext. 106 Fax – (973) 299 - 1002 rkafafian@kafafiangroup.com www.kafafiangroup.com The Kafafian Group helping banks perform better

Report by Judge of Election DAVID CRUZ Franklin Financial Services Corporation F&M Trust 62

Thank You Franklin Financial Services Corporation F&M Trust